Exhibit 10.33

THIRD AMENDMENT
TO AMENDED AND RESTATED FINANCING AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED FINANCING AGREEMENT (this “Amendment”) is made and entered into as of September 30, 2002, by and among THE CIT GROUP/BUSINESS CREDIT, INC. a New York corporation (hereinafter “CITBC”), in its individual capacity and as Agent (hereinafter the “Agent”) for itself and the Lenders hereafter named, FOOTHILL CAPITAL CORPORATION, a California corporation (“FCC”), CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation (CFC”), LASALLE BANK NATIONAL ASSOCIATION, a national banking association (“LaSalle”), and any other party hereafter becoming a Lender pursuant to Section 13 of the Agreement (as hereinafter defined), each individually sometimes referred to as a “Lender” and collectively the “Lenders”), LONE STAR TECHNOLOGIES, INC., a Delaware corporation (herein “Parent”), LONE STAR STEEL COMPANY, a Delaware corporation (herein “LSSC”), FINTUBE TECHNOLOGIES, INC., an Oklahoma corporation (herein “FTI”), LONE STAR LOGISTICS, INC., a Texas corporation (“Logistics”), STAR TUBULAR SERVICES, INC., a Texas corporation formerly known as T&N Lone Star Warehouse Co. (“Star Tubular”), TEXAS & NORTHERN RAILWAY COMPANY, a Texas corporation (“T&N Railway”), FINTUBE CANADA, INC., a Delaware corporation (“FCI”), and BELLVILLE TUBE COMPANY, L.P., a Texas limited partnership, as successor in interest by conversion to Bellville Tube Corporation, a Texas corporation (“BTCLP”) (herein Parent, LSSC, FTI, Logistics, Star Tubular, T&N Railway, FCI, and BTCLP each individually a “Company” and collectively as the “Companies”), ENVIRONMENTAL HOLDINGS, INC., a Delaware corporation (“EHI”), ZINKLAHOMA, INC., a Delaware corporation (“Zinklahoma”), LONE STAR STEEL INTERNATIONAL, INC., a Delaware corporation (“Steel International”), LONE STAR STEEL SALES COMPANY, a Delaware corporation (“Steel Sales”), ROTAC, INC., a Texas corporation (“Rotac”), LONE STAR ST HOLDINGS, INC., a Delaware corporation (“ST Holdings”), BELLVILLE TUBE GENERAL, LLC, a Nevada limited liability company (“BTG”), BELLVILLE TUBE LIMITED, LLC, a Nevada limited liability company (“BTL”) (herein EHI, Zinklahoma, Steel International, Steel Sales, Rotac, ST Holdings, BTG and BTL each individually as “Guarantor” and collectively as the “Guarantors”). WHEELING ACQUISITION CORPORATION, a Texas corporation formerly known as Star Tubular Technologies (Houston), Inc. (“Wheeling” or the “New Company”), and STAR TUBULAR TECHNOLOGIES, INC., a Delaware corporation (“STT” or the “New Guarantor”).

RECITALS:

A.            WHEREAS, pursuant to the terms and subject to the conditions of that certain Amended and Restated Financing Agreement dated as of October 8, 2001 between the Agent, the Companies and the Guarantors (such Amended and Restated Financing Agreement, as the same is hereby amended and may hereafter be amended from time to time, being hereinafter referred to as the “Agreement”), the Companies were granted a $100,000,000 revolving line of credit which included a letter of credit facility;

B.            WHEREAS, payment of the Obligations of the Companies is supported by the guaranties of the Guarantors (other than BTG and BTL) pursuant to that certain Guaranty dated as of October 8, 2001 executed by the Guarantors (other than BTG and BTL) and the guaranties of BTG and BTL pursuant to that certain Guaranty dated as of December 31, 2001 executed by BTG and BTL (the “Guaranties”);

C.            WHEREAS, to secure, in part, the Obligations (as defined in the Agreement), (i) the Companies and the Guarantors have heretofore executed in favor of the Agent certain Loan Documents (as defined in the Agreement), including, without limitation, the Guaranties, which Loan Documents shall continue in full force and effect upon the execution of this Amendment, all of the Loan Documents to continue to secure the payment by the Companies of the Obligations, all as more fully set forth therein and herein;

D.            WHEREAS, the Companies have requested and, pursuant to the terms and subject to the conditions hereof and in connection herewith, the Agent and the Lenders have agreed to add Wheeling as a Company and Obligor under the Loan Agreement and STT as Guarantor and Obligor under the Loan Agreement;

E.             WHEREAS, the Companies have requested a waiver of the maximum dollar amount of Permitted Acquisitions in Fiscal Year 2002 for the acquisition under the Wheeling Purchase Agreement (as defined below);

F.             WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto in relation thereto the parties hereto desire to amend the Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT:

ARTICLE I

DEFINITIONS

1.01.       Capitalized terms used in this Amendment are defined in the Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

AMENDMENTS TO AGREEMENT

Effective as of the respective date herein indicated, the Agreement is hereby amended as follows:

2.01.       Amendment of Definition of “Company” and “Companies”.  Effective as of the date hereof, the references to “Company” and “Companies” in the preamble to the Agreement and throughout the Agreement shall be amended to include Wheeling (in addition to the existing Companies).

2.02.       Amendment of Definition of “Guarantor” and “Guarantors”.  Effective as of the date hereof, the references to “Guarantor” and “Guarantors” in the preamble to the Agreement and throughout the Agreement shall be amended to include STT (in addition to the existing Guarantors).

2.03.       Amendment of Subparagraph 7.10(b).  Effective as of the date hereof, Subparagraph 7.10(b) of Section 7 of the Loan Agreement is hereby amended in its entirety to read as follows:

“(b)         maintain at the end of each of the following Fiscal Quarters for the 12 month period ending with each such Fiscal Quarter a Fixed Charge Ratio of not less than the following:

Fiscal Quarter Ending	Fixes Charge Coverage Ratio
June 30, 2002	1.25 to 1.00
September 30, 2002	.50 to 1.00
December 31, 2002	.50 to 1.00
March 31, 2003	.75 to 1.00
June 30, 2003	.75 to 1.00
September 30, 2003	1.00 to 1.00
December 31, 2003 and each Fiscal Quarter thereafter	1.25 to 1.00”

2.04.       Amendment of Schedules.  Effective as of the date hereof, Schedules 1, 7(1), 7(14)(f), 7(14)(g), 7(14)(l), 7(14)(o) and 7(14)(p) of the Agreement are amended to add to such Schedules the information requested thereon with respect to Wheeling and STT, such additions to such Schedules being described on Exhibit A attached hereto.

ARTICLE III

ASSUMPTION OF OBLIGATIONS AND GRANT OF LIENS

3.01.       Assumption of Obligations.  Effective as of the date of this Amendment, Wheeling hereby assumes and is jointly and severally liable with the Companies for all Obligations as of the date hereof and all Obligations incurred hereafter (including, without limitation, the indebtedness and obligations under the Agreement and the other Loan Documents).  The Companies shall continue to be jointly and severally liable for all Obligations.  Wheeling also agrees (a) to be (i) a “Company” under the Agreement, (ii) a “Guarantor” under that certain Guaranty of Borrowers dated October 8, 2001 executed by the Companies for the benefit of Agent and the other Lenders (the “Guaranty of Borrowers”), and (iii) an “Obligor” under that certain Subordination Agreement dated October 8, 2001 executed by the Companies and the Guarantors for the benefit of Agent and the other Lenders (the “Subordination Agreement”), (b) to be bound by the terms and provisions of the Agreement as a “Company” thereunder, the Guaranty of Borrowers as a “Guarantor” thereunder and the Subordination Agreement as a Borrower and Obligor thereunder to the same extent and with the same force and effect as if Wheeling had been originally named as a party in each of such documents, (c) to assume all covenants, agreements and duties as a Guarantor and Obligor under the Agreement as a Company, as Guarantor under the Guaranty of Borrowers and as a Borrower and Obligor under the Subordination Agreement.

3.02.       Grant of Lien by Wheeling.  Wheeling hereby grants to Agent for the benefit of the Lenders a security interest in all Collateral now or hereafter owned by Wheeling pursuant to the terms and provisions of Section 6 of the Agreement.

3.03.       Assumption of Obligations.  Effective as of the date of this Amendment, STT agrees (a) to be a Guarantor and Obligor under the Agreement and the Subordination Agreement, (b) to be bound by the terms and provisions of the Agreement as a Guarantor and Obligor thereunder and to be bound by the terms of the Subordination Agreement as a Guarantor and Obligor thereunder to the same extent and with the same force and effect as if STT had been originally named as a party in each of such documents, (c) to assume all covenants, agreements and duties as a Guarantor and Obligor under the Agreement and as a Guarantor and Obligor under the Subordination Agreement.  STT also agree to execute and deliver to CIT concurrently with the execution hereof, a guaranty agreement (in form and substance satisfactory to Agent) guaranteeing the prompt payment and performance of all of the Companies’ Obligations.

3.04.       Grant of Lien by STT .  STT hereby grants to Agent for the benefit of the Lenders a security interest in all Collateral now or hereafter owned by STT pursuant to the terms of Section 6 of the Agreement.

3.05.       Authorized Filing.  Wheeling and STT authorize Agent to file financing statements covering the Collateral in an authenticated record without their signature and ratify any such filings made prior to the date hereof by Agent.

ARTICLE IV

CONDITIONS PRECEDENT

4.01.       Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

(a)   Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent:

(i)            This Amendment, duly executed by Companies, the Guarantors, Wheeling and STT; and

(ii)           Certified copies of the resolutions of the Board of Directors or Executive Committee of each of the Companies, the Guarantors, Wheeling and STT, authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed by any of the Companies, the Guarantors, Wheeling or STT in connection therewith, along with a certificate of incumbency certified by the secretary of each of the Companies, the Guarantors, Wheeling and STT if there has been any change from the most recent incumbency certificates delivered by any of the Companies, the Guarantors, Wheeling or STT, with specimen signatures of the officers of the Companies, the Guarantors, Wheeling and STT who are authorized to sign such documents, all in form and substance satisfactory to the Agent;

(iii)          A Guaranty duly signed by STT; and

(iv)          Pledge Amendment duly signed by the Parent pledging all of its ownership interest in STT, together with stock powers duly signed in blank and the original stock certificate evidencing Parent’s ownership in STT; and

(v)           Pledge Agreement duly signed STT pledging all of its ownership interest in Wheeling, together with stock powers duly signed in blank and the original stock certificate evidencing STT’s ownership in Wheeling; and

(vi)          A signed copy of the Asset Purchase Agreement dated September 9, 2002 among Wheeling, Parent, Wheeling Machine Products, Inc., Wheeling Machine Products of Texas, Inc. and Nassau Holding Corporation (the “Wheeling Purchase Agreement”); and

(vii)         A closing certificate, in form and substance satisfactory to Agent, executed by Parent and Wheeling, confirming that the acquisition under the Wheeling Purchase Agreement is closed; and

(viii)        Opinion from Fulbright & Jaworski L.L.P. opining, in form and substance satisfactory to Agent, which shall cover such matters incident to the transactions contemplated by this Amendment as Agent may reasonably require and the Companies, the Guarantors, Wheeling and STT hereby authorize and direct such counsel to deliver such opinions to Agent; and

(ix)           Evidence satisfactory to the Agent that casualty insurance policies of all Companies and Guarantors listing Agent as loss payee or additional insured, as the case may be, are in full force and effect, in form and substance satisfactory to Agent.

(x)            All other documents Agent may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

(b)   The representations and warranties contained herein and in the Agreement and the other documents executed in connection with the Agreement (herein referred to as “Loan Documents”), as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.

(c)   No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

(d)   All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent.

(e)  The Companies shall pay Agent a fee in the amount of $80,000 for the financial accommodations provided herein (to be distributed by Agent to the Lenders on a pro rata basis).

4.02.       Post Closing.  Parent agrees to deliver to Agent within ten (10) days from the date of this Amendment, original signed UCC termination statements from Parent covering all financing statements filed by Whitney National Bank, as secured party, on Wheeling Machine Products, Inc.

4.03.       Conditions to Eligibility.  Wheeling’s Accounts and Inventory shall not be considered by Agent as Eligible Accounts Receivable or Eligible Inventory under the

Agreement until satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

(a)   Within sixty (60) days from the date of this Amendment, Agent shall have received landlord waivers, bailee letters or other agreements of any lessor, warehouseman, processor or other Person in possession of, having a Lien upon, or having rights or interest in the Inventory or Equipment of Wheeling or STT, each in form and substance satisfactory to Agent; provided, however, the consequences of failing to provide any such waivers or other agreements for a location shall be limited to the Inventory at such location not qualifying as Eligible Inventory.

(b)   Agent shall have completed to the satisfaction of Agent an examination and verification of the Accounts, Inventory, Equipment, books and records of Wheeling and STT.

(c)   Within sixty (60) days from the date of this Amendment, Wheeling and STT shall enter into tri-party blocked account agreements with Agent and the depository institutions of the Depository Accounts, in form and substance acceptable to Agent and as required by Section 3.4(a) of the Agreement.

ARTICLE V

LIMITED WAIVER

5.01.       Limited Waiver.  Pursuant to the request of the Obligors, the Agent and the Lenders hereby waive the limitation on the aggregate amount of cash used to make a Permitted Acquisition in any Fiscal Year under Paragraph 4.1(a) of Section 4 of the Agreement, such waiver being limited to the acquisition under the Wheeling Purchase Agreement and being subject to the satisfaction of the conditions precedent in Article IV of this Amendment and to the other terms, conditions and provisions of this Amendment.  There are no other waivers granted by the Agent and the Lenders relating to the Agreement except the waiver specifically set forth in this Section 5.01 and the above waiver is effective only in the specific instances and for the purposes for which given.

5.02.       No Other Waivers.  Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Agent of any covenant or provision of the Agreement, the other Loan Documents, this Amendment or any other contract or instrument between the Obligors and Agent, and the failure of Agent at any time or times hereafter to require strict performance by the Obligors of any provision thereof shall not waive, affect or diminish any right of Agent to thereafter demand strict compliance therewith. Agent hereby reserves all rights granted under the Agreement, the other Loan Documents, this Amendment, and any other contract or instrument between the Obligors and Agent.

ARTICLE VI
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

6.01.       Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The Companies, the Guarantors and Agent agree that the Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

6.02.       Representations and Warranties. The Companies and the Guarantors hereby represent and warrant to Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or limited partnership or limited liability company action (as applicable) on the part of the Companies and the Guarantors and will not violate the Articles (or Certificates) of Incorporation or Bylaws of the Companies and the Guarantors that are corporations or the limited partnership agreements or certificates of limited partnership of the Companies and the Guarantors that are limited partnerships or the articles of formation/organization, regulations or limited liability company agreements of the Companies that are limited liability companies; (b) each of the Company’s and Guarantor’s Board of Directors or Executive Committee (or the general partner of the applicable limited partnership) or the members or the Board of Managers of the applicable limited liability company has authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; (e) the Companies and the Guarantors are in full compliance with all covenants and agreements contained in the Agreement and the other Loan Documents, as amended hereby; and (f) the Companies and the Guarantors have not amended their Articles (or Certificates) of Incorporation or their Bylaws or similar organizational documents since the date of the Agreement, except as otherwise disclosed to Agent.

ARTICLE VII

MISCELLANEOUS PROVISIONS

7.01.       Survival of Representations and Warranties.  All representations and warranties made in the Agreement or any other Loan Document, including, without limitation, any  document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

7.02.       Reference to Agreement.  Each of the Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

7.03.       Expenses of Agent.  As provided in the Agreement, Companies agree to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Agent’s legal counsel.

7.04.       Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7.05.       Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Agent and Companies and their respective successors and assigns, except that Companies may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent.

7.06.       Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

7.07.       Effect of Waiver.  No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by Companies shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

7.08.       Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

7.09.       Applicable Law.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY

AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

7.10.       Final Agreement.  THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANIES AND AGENT.

7.11.       Release by the Companies. THE COMPANIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT.  THE COMPANIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT, THE OTHER LENDERS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE COMPANIES MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

7.12.       Release by the Guarantors.  Each Guarantor hereby consents to the terms of this Amendment, confirms and ratifies the terms of the Guaranty executed by such Guarantor, acknowledges that such Guaranty is in full force and effect and ratifies the same, and acknowledges that such Guarantor has no defense, counterclaim, set-off or any other claim to diminish such Guarantor’s liability under such document. THE

GUARANTORS EACH HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE RELEASED PARTIES, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE GUARANTORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER CREDIT DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[The Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

COMPANIES:

LONE STAR TECHNOLOGIES, INC.
FINTUBE TECHNOLOGIES, INC.
LONE STAR STEEL COMPANY
LONE STAR LOGISTICS, INC.
STAR TUBULAR SERVICES, INC., formerly known as
T&N LONE STAR WAREHOUSE CO.
TEXAS & NORTHERN RAILWAY COMPANY
FINTUBE CANADA, INC.

By:	/s/ ROBERT F. SPEARS
Name:	Robert F. Spears
Title:	Vice President of each of the
foregoing companies

BELLVILLE TUBE COMPANY, L.P.
as successor in interest by conversion to
Bellville Tube Corporation

By:	Bellville Tube General, LLC,
its general partner

	By:	/s/ ROBERT F. SPEARS
	Name:	Robert F. Spears
	Title:	Vice President

NEW COMPANY:

WHEELING ACQUISITION CORPORATION,
formerly known as Star Tubular Technologies (Houston), Inc.

By:	/s/ ROBERT F. SPEARS
Name:	Robert F. Spears
Title:	Vice President

GUARANTORS:

ENVIRONMENTAL HOLDINGS, INC.
ZINKLAHOMA, INC.
LONE STAR STEEL INTERNATIONAL, INC.
LONE STAR STEEL SALES COMPANY
ROTAC, INC.
LONE STAR ST HOLDINGS, INC.

By:	/s/ ROBERT F. SPEARS
Name:	Robert F. Spears
Title:	Vice President of each of the
foregoing companies

BELLVILLE TUBE GENERAL, LLC
BELLVILLE TUBE LIMITED, LLC

By:	/s/ ROBERT F. SPEARS
Name:	Robert F. Spears
Title:	Vice President of each of the
foregoing limited liability companies

NEW GUARANTOR:

STAR TUBULAR TECHNOLOGIES, INC.

By:	/s/ ROBERT F. SPEARS
Name:	Robert F. Spears
Title:	Vice President

LENDERS:

THE CIT GROUP/BUSINESS CREDIT, INC.
as Agent and Lender

By:	/s/ MARK PORTER
Name:	Mark Porter
Title:	Vice President

Revolving Loan Commitment:  $40,000,000.00

FOOTHILL CAPITAL CORPORATION

as Lender

By:	/s/ JOE T. CURDY
Name:	Joe T. Curdy
Title:	Assistant Vice President

Revolving Loan Commitment:  $25,000,000.00

LASALLE NATIONAL BANK

as Lender

By:	/s/ JUNE COURTNEY
Name:	June Courtney
Title:	Senior Vice President

Revolving Loan Commitment:  $10,000,000.00

CONGRESS FINANCIAL CORPORATION (SOUTHWEST)

as Lender

By:	/s/ LAN WONG
Name:	Lan Wong
Title:	Assistant Vice President

Revolving Loan Commitment:  $25,000,000.00

EXHIBIT A

to

THIRD AMENDED AND RESTATED FINANCING AGREEMENT

Addition to Schedule 1

Debtor	Secured Party	Financing Statement #	Date of Filing	Collateral
Wheeling Machine Products, Inc. (whose assets were purchased by Wheeling Acquisition Corporation)	GE Capital	2001-37732 (Secretary of State of Alabama)	9/28/2001	Lease filing — specific equipment

Addition to Schedule 7(i)

Exact Name of Obligors:

Name of Entity	State of Incorporation
Wheeling Acquisition Corporation	Texas
Star Tubular Technologies, Inc.	Delaware

Federal Tax I.D. No.:

Name of Entity	Federal Tax I.D. No.
Wheeling Acquisition Corporation
Star Tubular Technologies, Inc.

Chief Executive Officers:

Wheeling Acquisition Corporation

15660 Dallas Parkway, Suite 500

Dallas, Texas 75248

Star Tubular Technologies, Inc.

15660 N. Dallas Parkway, Suite 500

Dallas, Texas  75248

Tradenames:

Wheeling Acquisition Corporation uses “Wheeling Machine Products, Inc.”, Wheeling Machine Products of Texas, Inc.” and “Wheeling Machine Products of East Texas, Inc.”

Prior Names:

Wheeling Acquisition Corporation (f/k/a Star Tubular Technologies (Houston), Inc.) acquired substantially all of the assets of Wheeling Machine Products, Inc. and Wheeling Machine Products of Texas, Inc.

Star Tubular Technologies, Inc., formerly known as Star Seamless, Inc.

Charter Nos.:

Name of Entity	Charter No.
Wheeling Acquisition Corporation	800014001
Star Tubular Technologies, Inc.	3424293

Addition to Schedule 7(14)(f)

Locations of Owned Real Property:

5411 Industrial Drive South

Pine Bluff, AR  71606

1.63 Acre Tract

Pine Bluff, AR  71606

12047 Proctor Road

Houston, TX  77038

Highway 250 South

Hughes Springs, TX  75650

Locations of Leased Real Property:

2504 2nd Street West

Building 8B

Birmingham, AL  35204

Additions to Schedule 7(14)(g)

None

Additions to Schedule 7(14)(i)

None

Additions to Schedule 7(14)(o)

Subsidiaries of Lone Star Technologies, Inc.:

Bellville Tube Corporation

Environmental Holdings, Inc.

Lone Star Steel Company

Lone Star ST Holdings, Inc.

Star Tubular Technologies, Inc.

Subsidiaries of Star Tubular Technologies, Inc.:

Wheeling Acquisition Corporation

Additions to Schedule 7(14)(p)

None